NEITHER THIS WARRANT NOR THE SHARES OF CLASS A COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Void after 5:00 p.m. Eastern Standard Time, on June 5, 2010.


                    WARRANT TO PURCHASE CLASS A COMMON STOCK

                                       OF

                                  eSPEED, INC.

         FOR VALUE RECEIVED, eSPEED, INC. (the "Company"), a Delaware corporation, hereby certifies that Williams Energy Marketing & Trading Company (the "Initial Holder"), or its permitted assigns (together with the Initial Holder, the "Holder"), is entitled to purchase from the Company, at any time or from time to time commencing on the Exercise Date set forth in Section 4 hereof (as the same may be accelerated pursuant to Section 4(c) hereof) and prior to 5:00 P.M., Eastern Standard Time, on June 5, 2010 a total of 666,666 fully paid and non-assessable shares of Class A Common Stock, par value $.01 per share, of the Company for a purchase price of $35.203125 per share. (Hereinafter, (i) said Class A Common Stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Class A Stock," (ii) the shares of the Class A Stock purchasable hereunder are referred to as the "Warrant Shares," (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price," (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price," (v) this Warrant, and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrant" and (vi) the holder of this Warrant is referred to as the "Holder.") The number of Warrant Shares and the securities (if applicable) for which this Warrant is exercisable and the Per Share Warrant Price are subject to adjustment as hereinafter provided under Section 3.

         1. Exercise of Warrant. This Warrant may be exercised, in whole at any time or in part from time to time, commencing on the Exercise Date set forth in
Section 4 hereof (as the same may be accelerated pursuant to Section 4(c) hereof) and prior to 5:00 P.M., Eastern Standard Time, on June 5, 2010 by the Holder of this Warrant by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Section 9(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. The Aggregate Warrant Price or Per Share

Warrant Price shall be paid in cash, via wire transfer to an account designated by the Company, or by certified or official bank check payable to the order of the Company.

                  If this Warrant is exercised in part, the Holder shall be entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will (a) issue a certificate or certificates in the name of the Holder for the shares of the Class A Stock to which the Holder shall be entitled, and (b) deliver the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of the Warrant.

                  No fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the fair value of a share.

         2. Reservation of Warrant Shares. The Company agrees that, prior to the expiration of this Warrant, the Company from and as of the date hereof, will have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Class A Stock as from time to time shall be receivable upon the exercise of this Warrant.

         3. Adjustments for Corporate Events. The number and kind of securities issuable upon the exercise of this Warrant, the Per Share Warrant Price and the number of Warrant Shares for which this Warrant may be exercised shall be subject to adjustment from time to time in accordance with the following provisions:

                  (a) Reorganization, Reclassification. In the event of a reorganization, share exchange, or reclassification, other than a change in par value, or from par value to no par value, or from no par value to par value or a transaction described in subsection (b) or (c) below, this Warrant shall, after such reorganization, share exchange or reclassification, be exercisable into the kind and number of shares of stock or other securities or other property of the Company which the holder of this Warrant would have been entitled to receive if the holder had held the Warrant Shares issuable upon exercise of this Warrant immediately prior to such reorganization, share exchange, or reclassification.

                  (b) Merger, Consolidation or Sale of All or Substantially All Assets. In the event of a merger or consolidation to which the Company is a party or the sale of all or substantially all of the assets of the Company, this Warrant shall, after such merger, consolidation or sale, be exercisable for the kind and number of shares of stock and/or other securities, cash or other property which the holder of this Warrant would have been entitled to receive if the holder had held the Warrant Shares issuable upon exercise of this Warrant immediately prior to such merger, consolidation or sale. Any such merger, consolidation or sale shall require, as a condition thereto, that such other party to such merger, consolidation or sale agree in writing to assume this Warrant.

                  (c) Subdivision or Combination of Shares. In case outstanding shares of Class A Stock shall be subdivided, the Per Share Warrant Price shall be proportionately reduced as of the effective date of such subdivision, or as of the date a record is taken of the holders of Class A Stock for the purpose of so subdividing, whichever is earlier. In case outstanding shares of Class A Stock shall be combined, the Per Share Warrant Price shall be proportionately increased as of the effective date of such combination, or as of the date a record is taken of the holders of Class A Stock for the purpose of so combining, whichever is earlier.

                  (d) Stock Dividends. In case shares of Class A Stock are issued as a dividend or other distribution on the Class A Stock (or such dividend is declared), then the Per Share Warrant Price shall be adjusted, as of the date a record is taken of the holders of Class A Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the earliest of the date of such declaration, payment or other distribution), to that price determined by multiplying the Per Share Warrant Price in effect immediately prior to such declaration, payment or other distribution by a fraction (i) the numerator of which shall be the number of shares of Class A Stock outstanding immediately prior to the declaration or payment of such dividend or other distribution, and (ii) the denominator of which shall be the total number of shares of Class A Stock outstanding immediately after the declaration or payment of such dividend or other distribution. In the event that the Company shall declare or pay any dividend on the Class A Stock payable in any right to acquire Class A Stock for no consideration, then, for purposes of calculating such adjustment, the Company shall be deemed to have made a dividend payable in Class A Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Class A Stock.

                  (e) Adjustment of Aggregate Number of Warrant Shares Issuable. Upon each adjustment of the Per Share Warrant Price under the provisions of this
Section 3, the aggregate number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted to an amount determined by multiplying the Warrant Shares issuable prior to such adjustment by a fraction determined by dividing
(x) the Per Share Warrant Price in effect immediately prior to the event causing such adjustment by (y) such adjusted Per Share Warrant Price.

                  (f) Minimum Adjustment. No adjustment of the Per Share Warrant Price shall be made if the amount of any such adjustment would be an amount less than 1% of the Per Share Warrant Price then in effect, but any such amount shall be carried forward and an adjustment in respect thereof shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate an increase or decrease of 1% or more.

                  (g) Treasury Shares. The number of shares of Class A Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company.

                  (h) Notices. If at any time, (x) the Company shall declare a stock dividend (or any other distribution except for cash dividends) on its Class A Stock; (y) there shall be any capital reorganization or reclassification of the Class A Stock, or any consolidation or merger to which the Company is a party, or any sale or transfer of all of substantially all of the assets of the Company; or (z) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, in any one or more of such cases, the Company shall give written notice to the Holder, not less than 10 days before any record date or other date set for definitive action, or of the date on which such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the current Per Share Warrant Price and the kind and amount of Class A Stock and other securities and property deliverable upon exercise of this Warrant. Such notice shall also specify the date (to the extent known) as of which the holders of the Class A Stock of record shall be entitled to exchange their Class A Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be. In addition, whenever the aggregate number of Warrant Shares issuable upon exercise of this Warrant and Per Share Warrant Price is adjusted as herein provided, the Chief Financial Officer of the Company shall compute the adjusted number of Warrant Shares and Per Share Warrant Price in accordance with the foregoing provisions and shall prepare a written certificate setting forth such adjusted number of Warrant Shares and Per Share Warrant Price, and such written instrument shall promptly be delivered to the recordholder of this Warrant.

         4.       Exercisability.

                  (a) Exercise Date. This Warrant shall be vested immediately and shall be exercisable as to all Warrant Shares commencing December 5, 2005 (the "Exercise Date"), subject to acceleration as set forth in subsection (c) below.

                  (b) Commitment to Invest in Four Qualified Verticals. The Initial Holder has agreed to invest $2.5 million in each of four Qualified Verticals (as defined below) pursuant to the terms of that certain Subscription Agreement, dated as of April 26, 2000, by and between the Company and the Initial Holder (the "Subscription Agreement"). Such investment is required to be made during the 12-month period following the date hereof (the "12-Month Period"; which period may be increased by not more than six months (the "Black-Out Period") if a public offering by the Company is commenced during such 12-Month Period and disclosure constraints resulting from such public offering dictate a delay as determined by the Company). Upon any such determination by the Company, the Company shall so notify the Initial Holder in writing prior to the commencement of any Black-Out Period, which notice shall specify the time period by which the 12-Month Period shall be increased and the new last day of the 12-Month Period. Such notice shall be binding on the parties. For purposes of this agreement, a "Qualified Vertical" shall have the meaning ascribed to it in Section 3(b) of the Subscription Agreement.

                  (c)      Acceleration of Exercisability.

                           (i) Satisfaction of Acceleration Condition. Upon each satisfaction of an Acceleration Condition (as defined below), this Warrant shall become exercisable as to 25% of the aggregate Warrant Shares (i.e., 166,666 shares of Class A Stock). An "Acceleration Condition" shall be deemed satisfied after the occurrence of each of the following: (1) the formation of a Qualified Vertical, (2) the consummation and funding of a $2.5 million investment in a Qualified Vertical by the Subscriber and each of the three additional industry market participants (two in the case of the Newco Qualified Vertical, as defined in Section 3 of the Subscription Agreement), and (3) the consummation of the Initial Holder's first transaction on the exchange of said Qualified Vertical; provided that in any event the Acceleration Condition shall be deemed satisfied on the eight-week anniversary of the satisfaction of the conditions set forth in clauses (1) and (2) above.

                           (ii) Not Exercisable Prior to First Anniversary of Date of Issuance. Notwithstanding the provisions of subsection (c)(i) above, in no event will this Warrant, or any portion thereof, become exercisable prior to June 5, 2001. In the event that an Acceleration Condition is satisfied prior to such date, then the exercisability of this Warrant in connection with such satisfaction shall be deferred until June 5, 2001.

         5. Fully Paid Stock; Taxes. The Company agrees that the shares of the Class A Stock represented by each and every certificate for Warrant Shares delivered on the proper exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Class A Stock is at all times equal to or less than the then Per Share Warrant Price. Subject to Section 6(c) hereof, the Company further covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue or similar taxes that may be payable in respect of the issuance of any Warrant Shares or certificates therefor. The Holder covenants and agrees that it shall pay, when due and payable, all of its federal, state and local income or similar taxes that may be payable in respect of the issuance of any Warrant Shares or certificates therefor, if any.

         6.       Transfer

                  (a) Securities Laws. Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available. In the event the Holder desires to transfer this Warrant or any of the Warrant Shares issued in accordance with the terms hereof, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee, unless such transfer is a transfer of the Warrant Shares pursuant to an effective Registration Statement. Such transfer may be made only either (i) upon publication by the Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said Commission, or (ii) upon receipt by the

Company of an opinion of counsel acceptable to the Company to the effect that the proposed transfer will not violate the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the rules and regulations promulgated under either such act, or to the effect that the Warrant or Warrant Shares to be sold or transferred have been registered under the Securities Act of 1933, as amended, and that there is in effect a current prospectus meeting the requirements of Subsection 10(a) of the Securities Act, which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Warrant or Warrant Shares to be sold or transferred.

                  (b) Registration Rights. The Warrant Shares are the subject of the Registration Rights Agreement attached to the Subscription Agreement as Exhibit D.


                  (c) Swap or Hedging Transactions. Subject to Section 3(c) of the Subscription Agreement, without the prior written consent of the Company, the Holder may not enter into any swap or other hedging transaction relating to the Warrants or the Warrant Shares.

                  (d) Transfer. Subject to Section 4(c), without the prior written consent of the Company, neither this Warrant, nor any interest herein, may be sold, assigned, transferred, pledged, encumbered or otherwise disposed of. Any sale, assignment, transfer, pledge, encumbrance or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon the Warrant, shall be null and void and without effect. The provision of this Section 6(d) shall not be applicable to the Warrant Shares. Without limitation of the foregoing, Subscriber agrees that if it transfers its rights hereunder to a Subsidiary pursuant to Section 16(k) of the Subscription Agreement, it shall not sell, assign or transfer the stock of such Subsidiary during the 12-month lock-up.

                  (e) Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act or eligible for resale pursuant to Rule 144(k) under the Securities Act, upon exercise of any part of the Warrant and the issuance of any of the Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend, insofar as is consistent with Delaware law:

           "The shares of Class A Common Stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

         7. Loss, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

         8. Warrant Holder Not Shareholder. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

         9. Communication. No notice or other communication under this Warrant shall be effective unless the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

                  (a) the Company at One World Trade Center, 103rd Floor, New York, New York 10048, Attention: General Counsel, or such other address as the Company has designated in writing to the Holder, or

                  (b) the Holder at One Williams Center, Tulsa, Oklahoma 74172,
Attention: General Counsel, or such other address as the Holder has designated in writing to the Company.

         10. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

         11. Applicable Law. This Warrant shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles of conflict of laws thereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by a duly authorized officer as of this 5th day of June, 2000.

                                          eSPEED, INC.

                                          By: /s/ Howard W. Lutnick
                                             -----------------------
                                             Name:  Howard W. Lutnick
                                             Title: Chairman and
                                                    Chief Executive Officer

                                  SUBSCRIPTION

         The undersigned, __________________________________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for the purchase of _________________________ shares of the Class A Common Stock of eSPEED, INC. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated _________                          Signature__________________________
                                               Address______________________
                                                      ______________________


                                   ASSIGNMENT

         FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto _________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint
_________________________, attorney, to transfer said Warrant on the books of eSPEED, INC.

Dated _________                          Signature__________________________
                                               Address______________________
                                                      ______________________


                               PARTIAL ASSIGNMENT

         FOR VALUE RECEIVED _________________________ hereby assigns and transfers unto _________________________ the right to purchase
_________________________ shares of the Class A Common Stock of eSPEED, INC. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint
_________________________, attorney, to transfer that part of said Warrant on the books of eSPEED, INC.

Dated _________                         Signature__________________________
                                              Address______________________
                                                     ______________________